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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 26, 2000
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                          HMT Technology Corporation
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               (Exact name of registrant as specified in charter)



           Delaware                0-27586              94-3084354
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(State or other jurisdiction     (Commission          (IRS Employer
    of incorporation)            File Number)       Identification No.)


1055 Page Avenue, Fremont, California                      94538
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   (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code     510-490-3100
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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        1. ITEM 5. OTHER EVENTS

        On April 26, 2000, Komag, Incorporated ("Komag") and HMT Technology Corp. ("HMT") announced that they had entered into an Agreement and Plan of Reorganization, dated as of April 26, 2000, which sets forth the terms and conditions of the proposed merger of a subsidiary of Komag with and into HMT (the "Merger") pursuant to which HMT will become a wholly owned subsidiary of Komag. A copy of the joint press release of Komag and HMT with respect to the Merger is included herein as Exhibit 99.1. Such press release is incorporated by reference in to this item 5.



        2. ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



        (c) EXHIBITS

                99.1 Press Release dated April 26, 2000


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            HMT Technology Corporation


Date: May 1, 2000                           /s/ RONALD J. BUSCHUR
                                            ------------------------------------
                                            Name:  Ronald J. Buschur
                                            Title: President & Chief Operating
                                                   Officer



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                                  EXHIBIT INDEX



99.1 Press release dated April 26, 2000.




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